  Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Swordfish Financial, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigns, in the capacities listed below, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 3, 2013	/s/ Clark Ortiz
Clark Ortiz
Chief Executive Officer
(Principal Executive Officer)

Dated: June 3, 2013	/s/ K. Bryce Toussaint
K. Bryce Toussaint
Acting Chief Financial Officer
(Principal Financial/Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Swordfish Financial, Inc. and will be retained by Swordfish Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.